UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): March 15, 2011
ASCENT MEDIA CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34176 (Commission File Number)	26-2735737 (I.R.S. Employer Identification No.)
12300 Liberty Boulevard
Englewood, Colorado 80112
(Address of principal executive offices and zip code)
Registrant’s telephone number, including area code: (720) 875-5622

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02(e)	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers
     As incentive payment under the Plan, on March 15, 2011, the compensation committee of the board of directors of the Corporation granted to certain executive officers of the Corporation restricted stock awards for shares of the Corporation’s Series A Common Stock, par value $0.01 (“Shares”).
     The executive officers received the following restricted stock awards:

Name	Title	Restricted Shares
William R. Fitzgerald	Chairman, President and Chief Executive Officer	23,909
William E. Niles	Executive Vice President, General Counsel and Secretary	23,212
The restricted stock award granted to Mr. Fitzgerald will vest quarterly over a four-year period. The restricted stock award granted to Mr. Niles will vest quarterly over a five-year period.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 21, 2011

ASCENT MEDIA CORPORATION
By:	/s/ William E. Niles
	Name:	William E. Niles
	Title:	Executive Vice President, General Counsel and Secretary